UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SOCIAL LEVERAGE ACQUISITION CORP I

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY PROXY – SUBJECT TO COMPLETION

DATED APRIL 21, 2023

SOCIAL LEVERAGE ACQUISITION CORP I

8390 Via de Ventura, Suite F110-207

Scottsdale, Arizona 85258

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS OF

SOCIAL LEVERAGE ACQUISITION CORP I

To Be Held on May [●], 2023

To the Stockholders of Social Leverage Acquisition Corp I:

NOTICE IS HEREBY GIVEN that a special meeting (the “special meeting”) of Social Leverage Acquisition Corp I, a Delaware corporation (“we,” “us,” “our,” “SLAC” or the “Company”), will be held exclusively via a live webcast at www.cstproxy.com/slac/2023, on May [●], 2023 at [●] Eastern Time. You are cordially invited to attend the special meeting for the purpose of voting on: (i) a proposal to amend (the “Charter Amendment”) the Company’s second amended and restated certificate of incorporation (the “charter”) as set forth in Annex A to extend the date by which the Company has to consummate a business combination (the “Extension”) by an additional nine months, from May 17, 2023 to February 17, 2024 (or such earlier date as determined by the Company’s board of directors) (the “Extended Termination Date”) (the “Charter Amendment Proposal”) and (ii) a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal.

Each of the Charter Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment Proposal and, if necessary, the Adjournment Proposal is to allow the Company more time and flexibility to complete its previously announced proposed business combination (the “Transaction”) pursuant to the Business Combination Agreement, dated as of July 31, 2022 (as amended by the BCA Amendment (defined below) and as may be further amended and supplemented from time to time, the “Business Combination Agreement”), by and among SLAC, SLAC Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of SLAC (“Merger Sub”), and W3BCLOUD Holdings Inc., a Delaware corporation (“W3BCLOUD”). The Company’s initial public offering “IPO” prospectus and original charter provided that the Company had until February 17, 2023 (the “Original Termination Date”) to complete a business combination. On April 21, 2023, the Company, Merger Sub and W3BCLOUD executed an amendment to the Business Combination Agreement (the “BCA Amendment”). For more information about the Transaction, the Business Combination Agreement and the BCA Amendment, see our Current Report on Form 8-K filed with the SEC on August 1, 2022, our Current Report on Form 8-K filed with the SEC on April 21, 2023 and our preliminary proxy statement originally filed on September 9, 2022, as subsequently amended, in connection with the approval of the Transaction (as amended, the “W3BCLOUD Proxy Statement”).

On December 20, 2022, the Company held a proxy vote at a special meeting of stockholders, at which the Company’s stockholders approved, among other things, an amendment to the Company’s charter to extend the date by which SLAC has to consummate a business combination by an additional three months, from February 17, 2023 to May 17, 2023 (the “First Extension Meeting”) (the “Current Termination Date”). Our board of directors has determined it is in the best interests of the Company and our stockholders to extend the termination date from the Current Termination Date to the Extended Termination Date and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended to the Extended Termination Date.

While we have entered into a definitive agreement with W3BCLOUD in respect of the Transaction, our board of directors currently believes that there may not be sufficient time before the Current Termination Date to hold a special meeting at which to conduct a vote for stockholder approval of the Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Transaction, we will need to obtain the Extension.

Only holders of record of our common stock at the close of business on April 20, 2023 are entitled to notice of the special meeting and to vote at the special meeting and any adjournments or postponements of the special meeting. A complete list of our stockholders of record entitled to vote at the special meeting will be available for ten days before the special meeting at our principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the special meeting.

Approval of the Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of at least 65% of the outstanding shares of SLAC common stock at the special meeting and entitled to vote thereon, voting together as a single class. The board of directors of the Company has already unanimously approved the Charter Amendment. Approval of the Adjournment Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of SLAC common stock at the special meeting and entitled to vote thereon, voting together as a single class. As of the date of this proxy statement, our sponsor, Social Leverage Acquisition Sponsor I LLC, a Delaware limited liability company (our “Sponsor”), and the Company’s officer’s and directors (together with our Sponsor, the ”Insiders”) collectively own approximately 83.9% of the issued and outstanding shares of SLAC common stock and accordingly, the Insiders will have the ability, voting on their own, to approve the Charter Amendment Proposal and Adjournment Proposal. In addition, on April 21, 2023 we entered into certain Voting, Share Purchase and Non-Redemption Agreements (the “Non-Redemption Agreements”) with certain unaffiliated holders (the “Holders”) of the Company’s Class A common stock $0.0001, par value per share (“public shares”), pursuant to which such Holders agreed, among other things: (i) not to redeem an aggregate of 650,000 public shares (the “Non-Redeemed Shares”) in connection with any vote of the stockholders of the Company where such Holder would otherwise have been entitled to redeem the Non-Redeemed Shares; (ii) to hold the Non-Redeemed Shares until the business day following the meeting of the stockholders of the Company at which the stockholders vote on and approve the consummation of the Transaction; and (iii) to vote their Non-Redeemed Shares in favor of certain matters to be put to a vote of the stockholders of the Company, including, among other things, those to be presented at the special meeting and the consummation of the Transaction. We expect the Insiders and the Holders to vote any shares of our common stock held by them in favor of the proposals to be presented at the special meeting, and if the Sponsor votes its shares in favor of the proposals, no additional public shares would be needed to approve the Charter Amendment Proposal or the Adjournment Proposal.

If the Charter Amendment Proposal is not approved at the special meeting or any adjournment or postponement thereof and we do not consummate a business combination by May 17, 2023, we will terminate the Business Combination Agreement and, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares (the “Optional Redemption”) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Company’s public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless as to whether or how such public stockholders vote with respect to either of the Charter Amendment. The Company believes that such redemption right enables the Company’s public stockholders to determine not to sustain their investments for an additional period if the Company does not complete the Transaction in the timeframe initially contemplated by its charter. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to stockholders.

If the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the Company’s trust agreement, the Company’s trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the trust agreement) or (b) the Extended Termination Date.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The Company estimates that the per-share pro rata portion of the trust account will be approximately $10.17 at the time of the special meeting. The closing price of the Company’s common stock on April 19, 2023 was $10.12. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $0.05 more for each share than if such stockholder sold the shares in the open market. The Company cannot assure stockholders that they will be able to sell their shares of common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment.

Your attention is directed to the proxy statement accompanying this notice (including the annexes thereto) for a more complete description of the proposals. We encourage you to read this proxy statement carefully. If you have any questions regarding the accompanying proxy statement, you may contact Morrow Sodali LLC, SLAC’s proxy solicitor, toll-free at (800) 662-5200 or collect at (203) 658-9400 or email at SLAC.info@investor.morrowsodali.com.

By Order of the Board of Directors,
Sincerely,

Howard Lindzon
Chief Executive Officer and Director

i

SOCIAL LEVERAGE ACQUISITION CORP I

8390 Via de Ventura, Suite F110-207

Scottsdale, Arizona 85258

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD MAY [●], 2023

PROXY STATEMENT

The special meeting (the “special meeting”) of stockholders of Social Leverage Acquisition Corp I, a Delaware corporation (“we,” “us,” “our,” “SLAC” or the “Company”), will be held exclusively via a live webcast at www.cstproxy.com/slac/2023, on May [●], 2023 at [●] Eastern Time to consider and vote upon the following proposals:

•

a proposal to amend (the “Charter Amendment”) the Company’s amended and restated certificate of incorporation (the “charter”) to extend the date by which the Company has to consummate a business combination (the “Extension”) by an additional nine months, from May 17, 2023 (the “Current Termination Date”) to February 17, 2024 (or such earlier date as determined by the Company’s board of directors) (the “Extended Termination Date”) (the “Charter Amendment Proposal”).

•

a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal (the “Adjournment Proposal”).

The Adjournment Proposal will only be presented at the special meeting if there are not sufficient votes to approve the Charter Amendment Proposal.

The Charter Amendment Proposal is essential to the overall implementation of the board of directors’ plan to extend the date that the Company has to complete a business combination. The purpose of the Charter Amendment and, if necessary, the Adjournment Proposal, is to allow the Company more time and flexibility to complete its previously announced proposed business combination (the “Transaction”) pursuant to the Business Combination Agreement, dated as of July 31, 2022 (as amended by the BCA Amendment (defined below) and as may be further amended and supplemented from time to time, including as amended by the BCA Amendment (as defined below), the “Business Combination Agreement”), by and among SLAC, SLAC Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of SLAC (“Merger Sub”), and W3BCLOUD Holdings Inc., a Delaware corporation (“W3BCLOUD”). On April 21, 2023, the Company, Merger Sub and W3BCLOUD executed an amendment to the Business Combination Agreement (the “BCA Amendment”). For more information about the Transaction, the Business Combination Agreement and the BCA Amendment, see our Current Report on Form 8-K filed with the SEC on August 1, 2022, our Current Report on Form 8-K filed with the SEC on April 21, 2023 and our preliminary proxy statement originally filed on September 9, 2022, as subsequently amended, in connection with the approval of the Transaction (as amended, the “W3BCLOUD Proxy Statement”).

Approval of the Charter Amendment Proposal requires the affirmative vote (virtually or by proxy) of at least 65% of the outstanding shares of SLAC common stock at the special meeting and entitled to vote thereon, voting together as a single class. The board of directors of the Company has already unanimously approved the Charter Amendment. Approval of the Adjournment Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of SLAC common stock at the special meeting and entitled to vote thereon, voting together as a single class. As of the date of this proxy statement, the Company’s Insiders own approximately 83.9% of the issued and outstanding shares of SLAC common stock and accordingly, the affirmative vote of the Company’s Insiders alone is sufficient to ensure the passage of the Charter Amendment Proposal and Adjournment Proposal. In addition, on April 21, 2023 we entered into certain Voting, Share Purchase and Non-Redemption Agreements (the “Non-Redemption Agreements”) with certain unaffiliated holders (the “Holders”) of the Company’s Class A common stock $0.0001, par value per share (“public shares”), pursuant to which such Holders agreed, among other things: (i) not to redeem an aggregate of 650,000 public shares (the “Non-Redeemed Shares”) in connection with any vote of the stockholders of the Company where such Holder would otherwise have been entitled to redeem the Non-Redeemed Shares; (ii) to hold the Non-Redeemed Shares until the business day following the meeting of the stockholders of the Company at which the stockholders vote on and approve the consummation of the Transaction; and (iii) to vote their Non-Redeemed Shares in favor of certain matters to be put to a vote of the stockholders of the Company, including, among other things, those to be presented at the special meeting and the consummation of the Transaction. We expect the Insiders and the Holders to vote any shares of our common stock held by them in favor of the proposals to be presented at the special meeting, and if the Sponsor votes its shares in favor of the proposals, no additional public shares would be needed to approve the Charter Amendment Proposal or the Adjournment Proposal.

Holders (“public stockholders”) of public shares, may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless as to whether or how such public stockholders vote with respect to the Charter Amendment. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to the stockholders. Furthermore, if the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of that certain investment management trust agreement, dated as of February 11, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $16,809,272 that was in the trust account as of March 31, 2023. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

However, as of the signing of the Business Combination Agreement, W3BCLOUD has received commitments for $40 million from certain of W3BCLOUD’s existing securityholders for new investments in connection with the Transaction and has an agreement with a W3BCLOUD existing securityholder for an additional equity investment of $10 million, each of which is subject to certain conditions, and each of which is expected to be funded at the closing of the Transaction.

Recent Developments

Amendment to Business Combination Agreement

On April 21, 2023, we entered into the BCA Amendment with Merger Sub and W3BCLOUD. The BCA Amendment amends the Business Combination Agreement to, among other things, update certain defined terms to reflect an updated valuation of W3BCLOUD; change the condition requiring SLAC to have a certain amount in available cash immediately prior to the consummation of the Transaction after taking into account such investments together with cash in the trust account net of stockholder redemptions and certain expenses from $150 million to $40 million; and reflect an agreement among SLAC and certain stockholders of SLAC regarding such stockholders agreeing to not seek redemption or reverse any previously submitted redemption demand, of shares issued in SLAC’s initial public offering. In connection with the BCA Amendment, on April 21, 2023, ConsenSys AG (“ConsenSys”), a stockholder of W3BCLOUD, amended that certain commitment letter (the “Commitment Letter”), dated as of July 29, 2022, by and between W3BCLOUD Partners Limited and ConsenSys, to provide for, among other things, ConsenSys’ commitment being subject to: (a) customary due diligence investigations reasonably satisfactory to ConsenSys; (b) the entrance into subscription agreements by other PIPE investors for the purchase of an aggregate of at least $35 million of PIPE securities and the funding thereof, and (c) no Company Material Adverse Effect (as defined in the Business Combination Agreement) occuring.

First Amendment to Sponsor Letter Agreement

As disclosed on our Current Report on Form 8-K filed with the SEC on April 21, 2023, on April 21, 2023, the Company, the Sponsor , W3BCLOUD and certain other persons named therein (the “insiders”) entered into an amendment (the “First Amendment to Sponsor Letter Agreement”) to that certain Sponsor Letter Agreement, dated as of July 31, 2022 (the “Sponsor Letter Agreement”) by and among SLAC, W3BCLOUD, the Sponsor and the insiders. Pursuant to the First Amendment to Sponsor Letter Agreement, the Sponsor Letter Agreement was amended to, among other things, provide that, effective as of and conditioned upon the closing of the Transaction, of the 8,625,000 shares of the Company’s Class B common stock (the “Sponsor Shares”), 4,312,500 Sponsor Shares shall be transferred (or otherwise forfeited and new shares of the Company’s Class A common stock par value $0.0001 per share, be issued by the Company) to non-redeeming stockholders of the Company to certain investors in a potential PIPE financing in connection with the consummation of the Transaction or for other purposes agreed to by the Sponsor, the Company and W3BCLOUD (the “Incentive Shares”). Any Incentive Shares which are not so utilized in connection with non-redemption agreements, PIPE financings or for other purposes agreed to by the Sponsor, the Company and W3BCLOUD will be surrendered by the Sponsor at the closing of the Transaction without consideration. Prior to this amendment, the Sponsor had agreed to utilize (or otherwise surrender) 2,587,500 Sponsor Shares for this purpose.

Non-Redemption Agreements

As also disclosed on our Current Report on Form 8-K filed with the SEC on April 21, 2023, on April 21, 2023, the Company entered into the Non-Redemption Agreements pursuant to which, in consideration of the Holders’ commitment to not redeem their public shares and to vote such shares in favor of certain proposals, the Company agreed, subject to the respective Holder’s compliance with their obligations under the Non-Redemption Agreement, to issue to the Holders (or designees of such Holders) an aggregate of 2,238,890 shares of the Company’s Class A common stock, par value $0.0001 per share, upon the closing of the Transaction. The Holders will be entitled to the registration rights set forth in that certain registration rights agreement, dated as of February 11, 2021 (as may be amended from time to time), among the Sponsor, the Company and the certain other parties thereto, with respect to such shares of Class A common stock issued to them. The Holders will have the option to terminate the Non-Redemption Agreements on July 1, 2023 if the Company or W3BCLOUD do not, by June 30, 2023, execute definitive agreements with respect to any private placement transactions, debt financings or other funding to the Company or W3BCLOUD in the form of equity or convertible or non-convertible debt, which together provide for an aggregate of at least $40 million in funding to the Company or W3BCLOUD.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by May 17, 2023, we will terminate the Business Combination Agreement and, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

Prior to the IPO, the Company’s initial stockholders (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of any shares of Class B common stock, par value $0.0001 per share (the “founder shares”), held by them and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe.

Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party (other than our independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (1) $10.00 per public share; or (2) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third party claims. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our Sponsor would be able to satisfy those obligations. None of our officers, directors or members of our Sponsor will indemnify us for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of our public shares in the event we do not complete our initial business combination within the prescribed time frame may be considered a liquidating distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at the time of the adoption of the plan that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the ten years following our dissolution. Since we are a blank check company, rather than an operating company, and our operations are limited to searching for prospective target businesses to acquire, the only likely claims to arise are from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

The record date for the special meeting is April 20, 2023. Record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 10,277,286 outstanding shares of the Company’s common stock including 1,652,286 outstanding public shares. The Company’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated April [●], 2023 and is first being mailed to stockholders on or about April [●], 2023.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. We have based these forward-looking statements on our current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described in our other filings with the Securities and Exchange Commission (the “SEC”).

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:

•	our being a company with no operating history and no operating revenues;

•	our ability to complete our initial business combination or the transaction financing contemplated by the Business Combination Agreement;

•	our expectations around the performance of W3BCLOUD or other prospective target businesses;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•

our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•

the potential incentive to consummate an initial business combination with an acquisition target that subsequently declines in value or is unprofitable for public investors due to the low initial price for the founder shares paid by our Sponsor and certain members of our team;

•

our ability to consummate an initial business combination due to the uncertainty resulting from the coronavirus (“COVID-19”) pandemic and other events (such as terrorist attacks, natural disasters, global hostilities, or a significant outbreak of other infectious diseases);

•	our public securities’ potential liquidity and trading, including compliance with continued listing standards;

•	the lack of a market for our securities;

•	the use of proceeds not held in the trust account or available to us from interest income on the trust account balance;

•	the trust account not being subject to claims of third parties;

•	our financial performance;

•

our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern,” since we will cease all operations except for the purpose of liquidating if we are unable to complete an initial business combination by May 17, 2023, unless the Extension Proposal is approved; and

•	the other risk and uncertainties discussed in “Item 1A. Risk Factors,” in our Annual Report on Form 10-K and in our other SEC filings.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, our Annual Report including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the Charter Amendment Proposal to be presented at the special meeting. The following questions and answers do not include all the information that is important to our stockholders. We urge stockholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	Why am I receiving this proxy statement?

A:

The Company is a blank check company incorporated on December 1, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses.

On February 17, 2021, the Company consummated its IPO, which, when combined with the exercise of the overallotment option by the underwriters and subsequent related private placements, generated net proceeds of $345,000,000. Such net proceeds were deposited into the trust account established for the benefit of the Company’s public stockholders. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date. The Company’s IPO prospectus and original charter provided that the Company had until the Original Termination date (February 17, 2023) to complete a business combination, however on December 20, 2022, the Company’s stockholders approved an amendment to the Company’s charter to extend the date by which the Company has to consummate a business combination by an additional three months, from the Original Termination Date, to the Current Termination Date of May 17, 2023. The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence until the Extended Termination Date in order to allow the Company more time to complete the Transaction and is submitting the Charter Amendment Proposal (and, if necessary, the Adjournment Proposal) to the stockholders to vote upon.

Q:	What is being voted on?

A:

You are being asked to vote on: (i) a proposal to amend the Company’s charter to extend the date by which the Company has to consummate a business combination to the Extended Termination Date and (ii) a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal from the trust account of an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $16,809,272 that was in the trust account as of March 31, 2023. In such event, the Company may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Furthermore, if the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by May 17, 2023, or if the Charter Amendment Proposal is approved and we have not completed a business combination by the Extended Termination Date, we will terminate the Business Combination Agreement and, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Company’s initial stockholders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their founder shares and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up.

Q:	How many votes do I have at the special meeting?

A:

Our stockholders are entitled to one vote on each Proposal at the special meeting for each share of the Company’s common stock held of record as of April 20, 2023, the record date for the special meeting. As of the close of business on the record date, there were 10,277,286 outstanding shares of our common stock.

Q:	What constitutes a quorum at the special meeting?

A:

A quorum will be present at the special meeting if a majority of the shares of our common stock outstanding and entitled to vote at the special meeting is represented at the meeting virtually or represented by proxy. In the absence of a quorum, the chairman of the special meeting may adjourn the special meeting. As of the record date for the special meeting, the presence by virtual attendance or by proxy of 5,138,643 shares of our common stock is required to achieve a quorum. The shares owned by the Company’s Insiders are alone enough to constitute a quorum at the special meeting.

Q:	Why is the Company proposing the Charter Amendment Proposal?

A:

The Company’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before May 17, 2023. As we explain below, the Company may not be able to complete a business combination by that date.

While the Company has entered into a definitive agreement with W3BCLOUD in respect of the Transaction, our board of directors currently believes that there may not be sufficient time before the Current Termination Date to hold a special meeting at which to hold a vote for stockholder approval of the Transaction. Accordingly, our board of directors believes that in order to be able to consummate the Transaction, we will need to obtain the Extension.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed by the Extended Termination Date.

Q:	Why should I vote for the Charter Amendment Proposal?

A:

The Company’s board of directors believes stockholders should have an opportunity to evaluate the Transaction. Accordingly, the Company’s board of directors is proposing the Charter Amendment to extend the date by which it has to complete a business combination until the Extended Termination Date, which will also allow for the Election to go forth. The Extension would give the Company the opportunity to hold a stockholder vote for the approval of the Transaction.

Q:	Why should I vote for the Adjournment Proposal?

A:

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Q:	How do the Company’s Insiders intend to vote their shares?

A:

The Sponsor and all of the Company’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment.

The Sponsor and the Company’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares. With respect to shares purchased on the open market by the Sponsor or the Company’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, the Sponsor and the Company’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 8,625,000 founder shares, representing 83.9% of the Company’s issued and outstanding common stock. Accordingly, the affirmative vote of the Company’s Insiders alone is sufficient to ensure the passage of the Charter Amendment Proposal. The Sponsor and the Company’s directors, executive officers and their affiliates did not beneficially own any public shares as of the record date.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the special meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. Accordingly, on April 21, 2023 the Company entered into Non-Redemption Agreements with the Holders, pursuant to which such Holders agreed, among other things, not to redeem an aggregate of 650,000 public shares in connection with certain votes of the stockholders of the Company, including those to be presented at the special meeting, and, in consideration, the Company agreed, subject to certain conditions, to issue to the Holders (or designees of such Holders) an aggregate of 2,238,890 shares of the Company’s Class A common stock upon the closing of Transaction. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.17 per share, based on the amounts held in the trust account as of March 31, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the special meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of the Company’s common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(l) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the special meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension proposal.

Q:	How are the Company’s Insiders’ interests in the Charter Amendment different from those of the public stockholders?

A:

Our Sponsor and our directors and officers will lose their entire investment in the Company if an initial business combination is not completed by the termination date set forth in the charter. If the Charter Amendment is approved, the Company will have more time and flexibility to obtain stockholder approval for the Transaction and the Insiders, including our Sponsor and our directors and officers, are less likely to lose their investment in the Company.

Q:	What vote is required to adopt the proposals?

A:

Approval of the Charter Amendment Proposal will require the affirmative vote (virtually or by proxy) of at least 65% of the outstanding shares of SLAC common stock at the special meeting and entitled to vote thereon, voting together as a single class. Approval of the Adjournment Proposal will require the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of SLAC common stock at the special meeting and entitled to vote thereon, voting together as a single class. As of the date of this proxy statement, the Company’s Insiders own approximately 83.9% of the issued and outstanding SLAC common stock and accordingly, the affirmative vote of the Company’s Insiders alone is sufficient to ensure the passage of the Charter Amendment Proposal and Adjournment Proposal. We expect the Insiders to vote any shares of our common stock held by them in favor of the proposals to be presented at the special meeting, and if the Sponsor votes its shares in favor of the proposals, no additional public shares would be needed to approve the Charter Amendment Proposal or the Adjournment Proposal.

Q:	What if I don’t want to vote for the Charter Amendment?

A:

If you do not want the Charter Amendment to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as votes “AGAINST” the Charter Amendment.

Q:	What happens if the Charter Amendment is not approved?

A:

If the Charter Amendment is not approved at the special meeting or at any adjournment or postponement thereof and we have not consummated a business combination by May 17, 2023, we will terminate the Business Combination Agreement and, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Company’s initial stockholders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their founder shares and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	If the Charter Amendment is approved, what happens next?

A:

If the Charter Amendment is approved at the special meeting or any adjournment or postponement thereof, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto and continue its efforts to obtain approval for the Transaction at a special meeting of its stockholders prior to the Extended Termination Date. Additionally, if the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

Public stockholders may elect to redeem their shares for their pro rata portion of the funds available in the trust account regardless as to whether or how such public stockholders vote with respect to the Charter Amendment. If the Charter Amendment is approved by the requisite vote of stockholders, the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account when the Transaction is submitted to the stockholders. The removal from the trust account of an amount equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares in connection with the Election will reduce the amount held in the trust account and increase the percentage interest of the Company’s common stock held by the Company’s initial stockholders through the founder shares.

We are seeking the Charter Amendment to provide us time to complete the Transaction. Our seeking to complete the Transaction will involve: (a) completing the proxy materials for the Transaction; (b) establishing a meeting date and record date for considering the Transaction, and distributing proxy materials to stockholders; (c) holding a special meeting to consider the Transaction; and (d) the satisfaction or waiver of the closing conditions for the Transaction as set forth in the Business Combination Agreement. We are seeking approval of the Charter Amendment Proposal because we will not be able to complete all of the tasks listed above prior to the Current Termination Date.

If the Charter Amendment is approved but the Company does not complete a business combination by the Extended Termination Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

The Company’s initial stockholders have (a) acknowledged that they have no rights of any kind to the funds deposited into the trust account in respect of their founder shares and (b) waived any redemption rights they may have in respect of any shares of the Company’s Class A common stock held by them in connection with the Company’s initial business combination or a vote to approve a Charter Amendment Proposal. However, such stockholders and their respective affiliates will be entitled to liquidating distributions with respect to any public shares held by them that were sold as part of the Company’s IPO if the Company fails to complete an initial business combination within the prescribed timeframe. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q:	Would I still be able to exercise my redemption rights if I don’t vote or I vote against the proposals?

A:

You are not required to vote in order to redeem your shares of the Company’s common stock. If you do vote, you may exercise your redemption rights regardless of whether you vote your shares of the Company’s common stock for or against the Charter Amendment. As a result, the proposals can be approved by stockholders who will redeem their shares and no longer remain stockholders, leaving stockholders who choose not to redeem their shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash and the potential inability to meet the listing standards of Nasdaq Stock Market.

Unless you elect to redeem all of your shares in connection with the special meeting, you will be able to vote on the Transaction if and when it is submitted to stockholders. If you do not elect to redeem all of your shares in connection with the special meeting, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in the Company’s charter.

Q:	How do I exercise my redemption rights?

A:

In order to exercise your redemption rights, you must, prior to 5:00 p.m., Eastern Time, on May [●], 2023 (two business days before the special meeting), you must (x) submit a written request, which includes the name of the beneficial owner of the shares to be redeemed, to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through the Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q:	What are the federal income tax consequences of exercising my redemption rights?

A:

Generally, a Company stockholder that is a U.S. person and exercises its redemption rights to receive cash from the trust account in exchange for its shares of the Company’s common stock will be required to treat the transaction as a sale of such shares and recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received in the redemption and the tax basis of the shares of the Company’s common stock redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption.

The redemption, however, may be treated as a corporate distribution if (i) it does not result in a “complete termination” of the redeeming stockholder’s interest in the Company, (ii) it does not effect a meaningful reduction in the redeeming stockholder’s percentage ownership in the Company and (iii) it is not a “substantially disproportionate redemption,” in each case, taking into account certain attribution rules to determine the number of shares of Company common stock owned by the redeeming stockholder. Any such corporate distribution will be treated as dividend income to the extent of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Any distribution in excess of our earnings and profits will reduce the redeeming stockholders’ basis in the Company’s common stock, and any remaining excess will be treated as gain realized on the sale or other disposition of the Company’s common stock, as discussed above.

A Company stockholder that is a U.S. person who actually or constructively owns 5 percent (or, if the Company common stock is not then publicly traded, 1 percent) of the outstanding Company common stock (by vote or value) may be subject to special reporting requirements with respect to a redemption of shares of Company common stock, and such holders should consult with their tax advisors with respect to their reporting requirements.

If the redemption of a stockholder that is a non-U.S. person is treated as a distribution, as discussed above in the second paragraph, such a distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and, provided such dividend is not effectively connected with the non-U.S. holder’s conduct of a trade or business within the U.S., we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and timely provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Distributions in excess of the Company’s current and accumulated earnings and profits that are treated as a return of capital or distributions in excess of the non-U.S. holder’s adjusted tax basis in the Company common stock redeemed will not be subject to the 30% withholding tax. Additionally, a non-U.S. person generally will not be subject to U.S. federal income tax on any gain attributable to a sale or other disposition of the Company common stock (including the portion of any distribution treated as a as a gain recognized on the sale or other taxable disposition of the Company common stock) unless such gain is effectively connected with its conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such stockholder maintains in the United States). A Company stockholder who is a non-U.S. person should consult their own tax advisors with respect to the tax treatment of the redemption of the Company’s common stock.

Dividend payments and/or proceeds from the redemption (including a deemed sale, as discussed above) of the Company common stock may be subject to information reporting to the IRS and possible U.S. backup withholding.

The tax consequences of a Company stockholder redeeming its Company common stock are complex and will vary upon each Company stockholder’s unique circumstances. The above is not intended to constitute tax advice and Company stockholders are encouraged to consult with their own tax advisors.

Q:	If I am a Company warrant holder, can I exercise redemption rights with respect to my warrants?

A:	No. The holders of our warrants have no redemption rights with respect to our warrants.

Q:	How are the funds in the trust account currently being held?

A:

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), in February 2023, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, all trust account funds are presently held in cash and following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Q:	If I am a Company unit holder, can I exercise redemption rights with respect to my units?

A:	No. Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” above. The address of Continental Stock Transfer & Trust Company is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company, our transfer agent. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the Charter Amendment will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I vote?

A:

If you were a holder of record of our common stock on April [●], 2023, the record date for the special meeting, you may vote with respect to the proposals online during the special meeting or any adjournment thereof by accessing www.cstproxy.com/slac/2023, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided to you by your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly represented and voted at the special meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to participate in the virtual special meeting and vote online during the special meeting, obtain a legal proxy from your broker, bank or other nominee and email a copy (a legible photograph is sufficient) of your legal proxy to proxy@continentalstock.com.

Q:	What will happen if I abstain from voting or fail to vote at the special meeting?

A:

At the special meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. A failure to vote or an abstention will have the same effect as a vote “AGAINST” the Charter Amendment. Additionally, if you abstain from voting or fail to vote at the special meeting, you may still exercise your redemption rights (as described above).

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted “FOR” the proposals described herein.

Q:	If I am not going to participate in the virtual special meeting, should I return my proxy card instead?

A:

Yes. Whether you plan to participate in the virtual special meeting or not, please read this proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided in accordance with the instructions set forth on the enclosed proxy card.

Q:	If my shares are held in “street name,” will my broker, bank or other nominee automatically vote my shares for me?

A:

No. Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the proposals presented to the stockholders at the special meeting will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purpose of determining the existence of a quorum or for purposes of determining the number of votes cast at the special meeting. Your broker, bank or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your nominee to vote your shares in accordance with directions you provide.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote by sending a later-dated, signed proxy card to our transfer agent at the address listed under “Who can help answer my questions?” below so that it is received by the transfer agent prior to the special meeting, or participate in the virtual special meeting and vote online during the special meeting. You also may revoke your proxy by sending a notice of revocation to Howard Lindzon in writing to Social Leverage Acquisition Corp I, 8390 E. Via De Ventura Suite F110-207 Scottsdale, Arizona 85258, which must be received by Howard Lindzon prior to the special meeting.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in accordance with the instructions set forth on the enclosed proxy card in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:

The Company will pay the cost of soliciting proxies for the special meeting. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali a fee of $15,000 plus costs and expenses, which fee also includes Morrow Sodali acting as the inspector of elections at the special meeting. The Company will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. The Company will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Company’s common stock for their expenses in forwarding soliciting materials to beneficial owners of the Company’s common stock and in obtaining voting instructions from those beneficial owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Howard Lindzon, Chief Executive Officer

Social Leverage Acquisition Corp I

390 E. Via De Ventura Suite F110-207

Scottsdale, Arizona 85258

Tel: (302) 492-7522

You may also contact our proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400

Email: SLAC.info@investor.morrowsodali.com

To obtain timely delivery, our stockholders must request the materials no later than five business days prior to the special meeting.

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your public shares, you will need to send a letter requesting redemption and deliver your stock (either physically or electronically) to our transfer agent at least two business days prior to the special meeting. If you have questions regarding the redemption or delivery of your stock, please contact:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 29, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Transaction will be consummated prior to the Extended Termination Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Transaction. We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Transaction. The fact that we will have separate redemption periods in connection with the Extension and the Transaction vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

Public stockholders that do not elect to redeem their public shares in the Optional Redemption may receive a lower per-share redemption price in connection with the dissolution and winding up of the Company than the per-share redemption price paid to public stockholders who elect to redeem their public shares in the Optional Redemption.

If the Charter Amendment Proposal is approved and the Charter Amendment is effected, public stockholders who elect to redeem their public shares in the Optional Redemption will receive a per-share redemption price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares. Such per-share price does not take into account up to $100,000 of interest to pay dissolution expenses. Such dissolution expenses would be taken into account when calculating the per-share redemption price that the remaining public stockholders receive in connection with the dissolution and winding up of the Company, which, if the Charter Amendment Proposal is approved and the Charter Amendment is effected, may result in a per-share price paid to the remaining public stockholders in connection with the dissolution and winding up of the Company that is lower than the per-share price paid to public stockholders who elect to redeem their public shares in the Optional Redemption.

In the event the Charter Amendment Proposal is approved and the Charter Amendment is effected, the ability of our public stockholders to exercise redemption rights in the Optional Redemption with respect to a large number of our public shares may adversely affect the liquidity of our securities.

A public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash in the Optional Redemption. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of the SLAC common stock. As a result, you may be unable to sell your SLAC common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders who elect to redeem their public shares in the Optional Redemption.

The Nasdaq Stock Market LLC (“Nasdaq”) may delist our securities from trading on The Nasdaq Global Market following stockholder redemptions in connection with approval of the Charter Amendment Proposal, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

SLAC Class A common stock, units and warrants are listed on The Nasdaq Global Market. After the special meeting, we may be required to demonstrate compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Being listed on The Nasdaq Global Market, such continued listing requirements for our securities include:

•	the market value of the Company’s listed securities is at least $50 million;

•

the market value of the Company’s shares not held directly or indirectly by an officer, director or any person who is the beneficial owner of more than 10 percent of the total shares outstanding (“Publicly Held Shares”) is at least $15 million;

•	at least 1,100,000 Publicly Held Shares; and

•	at least 400 “Total Holders” (being holders of the Company’s securities, including both beneficial holders and holders of record).

Additionally, we expect that if the SLAC Class A common stock fails to meet Nasdaq’s continued listing requirements for The Nasdaq Global Market, our units and warrants will fail to meet the Nasdaq’s continued listing requirements for The Nasdaq Global Market with respect to those securities. We cannot assure you that any of the SLAC Class A common stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following the special meeting and any related stockholder redemptions of the SLAC Class A common stock. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

On April 3, 2023, we received a letter (the “Letter”) from the staff at Nasdaq notifying the Company that, for the 30 consecutive business days prior to the date of the Letter, the Company’s common stock had traded at a value below the minimum $50 million “Market Value of Listed Securities” (“MVLS”) requirement set forth in Nasdaq Listing Rule 5450(b)(2)(A), which is required for continued listing of the Company’s common stock on The Nasdaq Global Market. The Letter is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on Nasdaq. In accordance with Nasdaq listing rule 5810(c)(3)(C), the Company has 180 calendar days, or until October 2, 2023, to regain compliance. In the event the Company does not regain compliance by October 2, 2023, Nasdaq staff will provide written notice to the Company that its securities are subject to delisting. The Letter further notes that if the Company is unable to satisfy the MVLS requirement prior to such date, the Company may be eligible to transfer the listing of its securities to The Nasdaq Capital Market (provided that we then satisfy the requirements for continued listing on that market).

We intend to actively monitor the Company’s MVLS between now and October 2, 2023, and may, if appropriate, evaluate available options to resolve the deficiency and regain compliance with the MVLS requirement or transfer the listing of our securities to The Nasdaq Capital Market. While the Company is exercising diligent efforts to maintain the listing of our securities on Nasdaq, there can be no assurance that the Company will be able to regain or maintain compliance with Nasdaq listing standards

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that the SLAC Class A common stock is a “penny stock” which will require brokers trading in the SLAC Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” The SLAC Class A common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate the Company. To mitigate the risk of that result, prior to the 24 month anniversary of the closing of the Company’s IPO, we liquidated securities held in the trust account and now instead hold all funds in the trust account in cash. As a result, all trust account funds are presently held in cash and following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount that our public stockholders would receive upon any redemption or liquidation of the Company.

On March 30, 2022, the SEC issued proposed rules relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the closing of the Company’s IPO. Such SPAC would then be required to complete its initial business combination no later than 24 months after the closing of the Company’s IPO.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not consummated its initial business combination within 24 months after the closing of the Company’s IPO. As we did not consummate our initial business combination within 24 months of such date, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to consummate an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants following such a transaction, and our warrants would expire worthless.

To mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), in February 2023, we instructed

Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, all trust account funds are presently held in cash and following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The Transaction may be subject to regulatory review and approval requirements, including by governmental entities such as the Committee on Foreign Investment in the United States (“CFIUS”).

The Transaction may be subject to regulatory review and approval requirements. For example, CFIUS has authority to review certain direct or indirect foreign investments in U.S. companies. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, the nationality of the parties, the level of beneficial ownership interest and the nature of any information, access or governance rights involved. Prior to the closing of the Transaction, W3BCLOUD, which is a Delaware corporation, is controlled by Halo Holdings Limited (“Halo”), a United Arab Emirates private company limited by shares. Halo is controlled by Sami Issa and Wael Aburida, each of whom is a United States citizen. Upon the completion of the Transaction, Halo and its owners are expected to hold a majority of the voting power of the capital stock of the combined company post-Transaction (“New W3BCLOUD”) on a fully diluted basis as a result of their significant holdings of New W3BCLOUD Class B common stock which will have 10 to 1 voting rights as compared to the shares of New W3BCLOUD Class A common stock. As a result, we do not anticipate that CFIUS will review this transaction. Although no CFIUS-related delays are anticipated, and it is not mandatory to submit a CFIUS filing with respect to the Transaction, CFIUS may decide to review the transaction, to block or delay the Transaction, or to impose conditions with respect to it. If the Transaction is unable to be consummated within the applicable time period required, including as a result of extended regulatory review, the Company will redeem the public shares for a pro rata portion of the funds held in the Trust Account and as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the our board, liquidate and dissolve, subject in each case to the Company’s obligations under applicable law. In such event, the holders of SLAC’s common stock will miss the opportunity to benefit from the Transaction and the appreciation in value of such investment, and the outstanding warrants will expire worthless.

SPECIAL MEETING OF THE COMPANY STOCKHOLDERS

General

We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors for use at the special meeting of stockholders to be held on May [●], 2023, and at any adjournment or postponement thereof. This proxy statement is first being furnished to our stockholders on or about April [●], 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting.

The Company reserves the right at any time to cancel the special meeting and not to submit to stockholders or implement the Charter Amendment.

Date, Time and Place of Special Meeting

The special meeting will be held exclusively via a live webcast at www.cstproxy.com/slac/2023, on May [●], 2023, at [●] Eastern Time. To participate in the virtual meeting, a SLAC stockholder of record will need the 16-digit control number included on your proxy card or instructions that accompanied your proxy materials, if applicable, or to obtain a proxy form from your broker, bank or other nominee. The special meeting webcast will begin promptly at [●] Eastern Time. SLAC stockholders are encouraged to access the special meeting prior to the start time. If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the technical support number that will be posted on the virtual meeting login page.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting if you owned shares of our common stock at the close of business on April 20, 2023, which is the record date for the special meeting. You are entitled to one vote for each share of our common stock that you owned as of the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 10,277,286 shares of the Company’s common stock outstanding, of which 1,663,286 are public shares and 8,625,000 are shares held by our sponsor.

Quorum and Required Vote for Proposal for the Special Meeting

A quorum of SLAC’s stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting if holders of a majority in voting power of SLAC common stock issued and outstanding and entitled to vote at the special meeting is present in person virtually or represented by proxy. The shares owned by the Company’s Insiders are alone enough to constitute a quorum at the special meeting. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum at the special meeting.

The approval of the Charter Amendment requires the affirmative vote (virtually or by proxy) of holders of at least 65% of the outstanding shares of SLAC common stock at the special meeting and entitled to vote thereon, voting together as a single class. As of the date of this proxy statement, the Company’s Insiders own approximately 83.9% of the issued and outstanding shares of SLAC common stock and accordingly, the affirmative vote of the Company’s Insiders alone is sufficient to ensure the passage of the Charter Amendment Proposal. Accordingly, a Company stockholder’s failure to vote by proxy or virtually at the special meeting, as well as an abstention from voting, or a broker non-vote with regard to the Charter Amendment, will each have the same effect as a vote “AGAINST” the Charter Amendment.

In addition, Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the special meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. Accordingly, on April 21, 2023 the Company entered into Non-Redemption Agreements with the certain unaffiliated Holders, pursuant to which such Holders agreed, among other things, not to redeem an aggregate of 650,000 public shares in connection with certain votes of the stockholders of the Company, including those to be presented at the special meeting, and the Company agreed, subject to certain conditions, to issue to the Holders (or designees of such Holders) an aggregate of 2,238,890 shares of the Company’s Class A common stock upon the closing of Transaction. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $10.17 per share, based on the amounts held in the trust account as of March 31, 2023); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the special meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of shares of the Company’s common stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of (i) otherwise limiting the number of public shares electing to redeem and (ii) the Company’s net tangible assets (as determined in accordance with Rule 3a51(g)(l) of the Exchange Act) being at least $5,000,001.

If such transactions are effected, the consequence could be to cause the Extension to be effectuated in circumstances where such effectuation could not otherwise occur. Consistent with SEC guidance, purchases of shares by the persons described above would not be permitted to be voted for the Extension at the special meeting and could decrease the chances that the Extension would be approved. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension proposal.

Recommendation to the Company Stockholders

Our board of directors believes that the Charter Amendment to be presented at the special meeting is in the best interests of the Company and our stockholders and unanimously recommends that its stockholders vote “FOR” each the proposal.

Broker Non-Votes and Abstentions

Under the rules of various national and regional securities exchanges, your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or other nominee. We believe the proposal presented to our stockholders will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instructions. If you do not provide instructions with your proxy, your broker, bank or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment. Broker non-votes will have the effect of a vote “AGAINST” the Charter Amendment.

Voting Your Shares

Each share of our common stock that you own in your name entitles you to one vote on the proposals for the special meeting. Your one or more proxy cards show the number of shares of our common stock that you own.

•

You can vote your shares in advance of the special meeting by completing, signing, dating and returning the enclosed proxy card in the pre-addressed postage-paid envelope. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the special meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our board of directors. Our board of directors recommends voting “FOR” the Charter Amendment.

•

You can participate in the virtual special meeting and vote during the special meeting even if you have previously voted by submitting a proxy as described above. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the special meeting or at such meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify Howard Lindzon in writing at Social Leverage Acquisition Corp I, 8390 E. Via De Ventura Suite F110-207 Scottsdale, Arizona 85258, before the special meeting that you have revoked your proxy; or

•	you may participate in the virtual special meeting, revoke your proxy, and vote during the special meeting, as indicated above.

No Additional Matters May Be Presented at the Special Meeting

The special meeting has been called only to consider the approval of the Charter Amendment. Under our bylaws, other than procedural matters incident to the conduct of the special meeting, no other matters may be considered at the special meeting if they are not included in this proxy statement, which serves as the notice of the special meeting.

Who Can Answer Your Questions About Voting

If you have any questions about how to vote or direct a vote in respect of your shares of our common stock, you may call Morrow Sodali, our proxy solicitor, at (800) 662-5200. Banks and Brokerage Firms may call collect at: (203) 658-9400.

Redemption Rights

Pursuant to our currently existing charter, our public stockholders shall be provided with the opportunity to redeem their public shares upon the approval of the Charter Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, interest not previously released to the Company to pay its taxes, divided by the number of then outstanding public shares.

If your redemption request is properly made and the Charter Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the trust account of approximately $16,809,272 on March 31, 2023, the estimated per share redemption price would have been approximately $10.17.

In order to exercise your redemption rights, you must:

•

submit a request in writing prior to 5:00 p.m., Eastern Time, on May [●], 2023 (two business days before the special meeting) that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

One State Street, 30th Floor

New York, New York 10004

Attention: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

; and

•

deliver your public shares either physically or electronically through DTC to our transfer agent at least two business days before the special meeting. Stockholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in “street name” will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests (and submitting shares to the transfer agent) and thereafter, with our consent, until the vote is taken with respect to the Charter Amendment. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising redemption rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your shares of our common stock will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the trust account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

If the Charter Amendment is not approved and we do not consummate an initial business combination by May 17, 2023 (subject to the requirements of law), we will be required to dissolve and liquidate our trust account by returning the then remaining funds in such account to the public stockholders, and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Applicability of Investment Company Act

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other matters, to the circumstances in which SPACs such as us could potentially be subject to the Investment Company Act of 1940, as amended and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to complete its initial business combination no later than 24 months after the closing of the Company’s IPO.

To mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940), in February 2023, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account and thereafter to hold all funds in the trust account in cash until the earlier of consummation of our initial business combination or liquidation. As a result, all trust account funds are presently held in cash and following such liquidation, we will likely receive minimal interest, if any, on the funds held in the trust account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend our existing charter to extend the date by which the Company has to consummate a business combination (the “Extension”) by an additional nine months, from May 17, 2023 (the “Current Termination Date”) to February 17, 2024 (the “Extended Termination Date”). As with potential redemptions in connection with an initial business combination, the Charter Amendment would restrict redemption rights in connection with any further amendment of the charter with respect to 15% or more of our public shares. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms. Even if approved by stockholders, our board or directors retains the discretionary authority not to file the Certificate of Amendment implementing the Charter Amendment if it subsequently determines that to do so would not be in the best interests of the Company and its stockholders.

Reasons for the Proposed Charter Amendment

The Company is proposing to amend its charter to extend the date by which it has to consummate a business combination from May 17, 2023 to the Extended Termination Date.

The Charter Amendment is essential to allowing the Company more time to consummate the Transaction. Approval of the Charter Amendment is a condition to the implementation of the Extension.

If the Charter Amendment Proposal is approved and the Extension is implemented, then in accordance with the terms of the Trust Agreement, the trust account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the Extended Termination Date.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by May 17, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of the public stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and our board of directors in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the outstanding shares of SLAC common stock at the special meeting and entitled to vote thereon is required to approve the Charter Amendment. As of the date of this proxy statement, the Company’s Insiders own approximately 83.9% of the issued and outstanding shares of SLAC common stock and accordingly, the affirmative vote of the Company’s Insiders alone is sufficient to ensure the passage of the Charter Amendment Proposal. We expect the Insiders to vote any shares of our common stock held by them in favor of the proposals to be presented at the special meeting, and if the Sponsor votes its shares in favor of the proposals, no additional public shares would be needed to approve the Charter Amendment Proposal or the Adjournment Proposal. Broker non-votes, abstentions or the failure to vote on the Charter Amendment will have the same effect as a vote “AGAINST” the Charter Amendment.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE CHARTER AMENDMENT.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board of directors may not be able to adjourn the special meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote (virtually or by proxy) of a majority of the votes cast by holders of outstanding shares of SLAC common stock at the special meeting and entitled to vote thereon, voting together as a single class. As of the date of this proxy statement, the Company’s Insiders own approximately 83.9% of the issued and outstanding share of SLAC common stock and accordingly, the affirmative vote of the Company’s Insiders alone is sufficient to ensure the passage of the Adjournment Proposal. We expect the Insiders to vote any shares of our common stock held by them in favor of the proposals to be presented at the special meeting, and if the Sponsor votes its shares in favor of the proposals, no additional public shares would be needed to approve the Charter Amendment Proposal or the Adjournment Proposal. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the special meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

INFORMATION ABOUT THE COMPANY

General

We are a blank check company formed as a Delaware corporation on December 1, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Prior to our entering into the Business Combination Agreement, we have focused on target businesses in the financial technology, enterprise software and consumer technology industries. Our sponsor is Social Leverage Acquisition Sponsor I LLC, a Delaware limited liability company (the “Sponsor”).

Pursuant to the IPO, on February 17, 2021, the Company sold 34,500,000 units, including the exercise of the underwriters’ option to purchase 4,500,000 additional units, at $10.00 per unit. Each unit consists of one share of Class A common stock, and one-fourth of one redeemable warrant (each, a “Public Warrant”). Each whole Public Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment. Simultaneously with the closing of the IPO, the Company consummated the private placement of 6,000,000 private placement warrants at a price of $1.50 per private placement warrant to the Sponsor, generating proceeds of $9.0 million. Each whole private placement warrant is exercisable for one whole share of Class A common stock at a price of $11.50 per share, subject to adjustment. A portion of the proceeds from the sale of the private placement warrants was added to the proceeds from the IPO held in the trust account. If the Company does not complete a business combination within the prescribed timeframe, the private placement warrants will expire worthless. The private placement warrants will be non-redeemable for cash (except in certain limited circumstances) and exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

The Sponsor and the Company’s officers and directors have agreed, subject to limited exceptions, not to transfer, assign or sell any of their private placement warrants until 30 days after the completion of the initial business combination.

The net proceeds of our initial public offering deposited into the trust account remain on deposit in the trust account earning interest. On December 20, 2022 stockholders elected to redeem 32,847,714 shares of Class A Common Stock in connection with the First Extension Meeting. As of March 31, 2023, there was approximately $16,809,272 held in the trust account.

Effecting Our Initial Business Combination

We are not presently engaged in, and we will not engage in, any operations until after the completion of our initial business combination. We intend to effect such business combination using cash held in our trust account (after any redemptions), the proceeds from the PIPE financing (through which W3BCLOUD has received commitments for $40 million from certain of W3BCLOUD’s existing securityholders for new investments in connection with the Transaction and has an agreement with a W3BCLOUD existing securityholder for an additional equity investment of $10 million, each of which is subject to certain conditions, and each of which is expected to be funded at the closing of the Transaction), additional funds, if any, otherwise available at closing, and the issuance of shares of our common stock. The Business Combination Agreement requires that SLAC have at least $40 million in available cash immediately prior to the consummation of the Transaction after taking into account such investments together with cash in the trust account net of stockholder redemptions and certain expenses.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock(1)
Name and Address of Beneficial Owner(2)	Number of Shares	% of Class	Number of Shares	% of Class	% of Total Voting Power
Social Leverage Acquisition Sponsor I LLC(3)	—	—	8,625,000	100%	83.9%
Howard Lindzon	—	—	—	—	—
Douglas Horlick	—	—	—	—	—
Paul Grinberg	—	—	—	—	—
Michael Lazerow	—	—	—	—	—
Michael Marquez
Ross Mason	—	—	—	—	—
Brian Norgard	—	—	—	—	—
Katherine Rosa	—	—	—	—	—
All directors and executive officers of SLAC as a group (8 individuals)	—	—	—	—	—

(1)

Shares of Class B common stock will convert into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in our prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. 333-252392).

(2)	Unless otherwise noted, the business address of the listed entities or individuals is c/o Social Leverage Acquisition Corp I, 8390 E. Via de Ventura, Suite F110-207, Scottsdale, Arizona 85258.
(3)

Social Leverage Acquisition Sponsor I LLC (the “Sponsor”) is the record holder of 8,625,000 shares of Class B common stock. The Sponsor is managed by a board of managers consisting of Howard Lindzon, Douglas Horlick and Paul Grinberg. Any action by the Sponsor with respect to SLAC or the Founder Shares, including voting and dispositive decisions, requires a majority vote of the managers of the board of managers. Accordingly, none of SLAC’s directors or officers is deemed to have or share beneficial ownership of the Founder Shares held by the Sponsor.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of each of our annual report to stockholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report to stockholders or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Our stockholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Our stockholders receiving multiple copies of such documents may request that we deliver single copies of such documents in the future. Our stockholders may notify us of their requests by calling or writing us at our principal executive office at 8390 E. Via De Ventura Suite F110-207 Scottsdale, Arizona 85258, or by telephone at (302) 492-7522, which must be received prior to the special meeting.

TRANSFER AGENT AND REGISTRAR

The transfer agent for our securities is Continental Stock Transfer & Trust Company.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our board of directors is aware of no other matter that may be brought before the special meeting or any adjournment or postponement thereof. Under Delaware law, only business that is specified in the notice of special meeting to stockholders may be transacted at the special meeting.

FUTURE STOCKHOLDER PROPOSALS

We anticipate that the 2023 annual meeting of stockholders, or a special meeting in lieu thereof, will be held no later than December 31, 2023. Pursuant to our Bylaws, for any proposal to have been considered for inclusion in our proxy statement or form of proxy for submission at our special meeting of stockholders, or a special meeting in lieu thereof, it must have been submitted in writing and received by the Company a reasonable time before the Company begins to print and mail its annual meeting proxy materials.

Moreover, if you intend to present a proposal, or if you want to nominate one or more directors at the 2023 annual meeting, you must deliver proper notice to us no later than October 2, 2023 and no earlier than September 2, 2023.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. If you would like additional copies of this proxy statement or if you have questions about the subject matter hereof or the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

Howard Lindzon

Social Leverage Acquisition Corp I

8390 E. Via De Ventura Suite

F110-207 Scottsdale, Arizona 85258,

Tel: (302) 492-7522

Email:howard@lindzon.com

You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, Connecticut 06902

Tel: (800) 662-5200 or banks and brokers can call collect at (203) 658-9400

Email: SLAC.info@investor.morrowsodali.com

If you are a stockholder of the Company and would like to request documents, please do so by May [●], 2023, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

This document is a proxy statement of the Company for the special meeting. We have not authorized anyone to give any information or make any representation about the subject matter hereof that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. The information contained in this proxy statement speaks only as of the date of this proxy statement, unless the information specifically indicates that another date applies.

ANNEX A

PROPOSED SECOND AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SOCIAL LEVERAGE ACQUISITION CORP I

            , 2023

Social Leverage Acquisition Corp I, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.

The name of the Corporation is “Social Leverage Acquisition Corp I”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 1, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on December 21, 2022.

2.	This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.

This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	The text of Paragraph (b) of Section 9.1 is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on January 25, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest of (i) the completion of the initial Business Combination, (ii) the redemption of the public shares 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before February 17, 2024 (the “Deadline Date”) and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Second Amended and Restated Certificate (A) to modify the substance or timing of the Corporation’s obligation to allow redemptions in connection with the Corporation’s initial Business Combination or to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (B) relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Corporation’s Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Social Leverage Acquisition Sponsor I LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.	The text of Paragraph (d) of Section 9.2 is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination on or before February 17, 2024, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable, and less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under Delaware law to provide for claims of creditors and other requirements of applicable law.

[Signature Page Follows]

IN WITNESS WHEREOF, Social Leverage Acquisition Corp I has caused this Second Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set forth above.

SOCIAL LEVERAGE ACQUISITION CORP I

By:

Name:
Title:

PRELIMINARY PROXY – SUBJECT TO COMPLETION

DATED APRIL 21, 2023

SOCIAL LEVERAGE ACQUISITION CORP I

PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY [●], 2023

The undersigned hereby appoints Howard Lindzon, Paul Grinberg, and Douglas Horlick, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes and instructs each to represent and vote, in the manner directed below, all the shares of common stock of Social Leverage Acquisition Corp I (the “Company”) to be held virtually on May [●], 2023, at [●] Eastern Time, accessible at www.cstproxy.com/slac/2023 or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed.

THE SHARES OF COMMON STOCK ISSUED OR ALLOCATED TO THE UNDERSIGNED WILL BE VOTED AS DIRECTED BELOW. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER: ☒

	Proposal	For	Against	Abstain
1.	Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination (the “Extension”) by an additional nine months, from May 17, 2023 (the “Current Termination Date”) to February 17, 2024 (the “Extended Termination Date”).	☐	☐	☐

2.	Adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.	☐	☐	☐

The undersigned hereby acknowledges receipt of the accompanying notice of special meeting of stockholders and proxy statement.

Date: , 2023
Print Name of Stockholder

Signature of Stockholder or Authorized Signatory

Name of Authorized Signatory (if applicable)

Title of Authorized Signatory (if applicable)

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING VIRTUALLY, PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE BY FACSIMILE TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, AT (212) 509-5152 OR BY MAIL TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ATTN: PROXY GROUP AT 1 STATE STREET, NEW YORK, NY 10004. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IF YOU ATTEND THE SPECIAL MEETING VIRTUALLY.